UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 9, 2020

Mikrocoze, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-216292	81-3599639
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1545 Crossways Blvd., Suite 250, Chesapeake, Virginia	23320-0210
(Address of principal executive offices)	(Zip Code)

(800) 542-8715

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2020, the existing director and officer of Mikrocoze Inc. (the “Company”) resigned effective immediately. Accordingly, Sukhmanjit Singh, serving as a director and an officer, ceased to be the Company’s Chief Executive Officer, Chief Financial Officer, President, Treasurer, Secretary and a Director. At the effective date of the resignation, Mr. Terry Wilshire consented to act as the new President and Member of the Board of Directors of the Company and Robert Dickenson consented to act as the new Vice President and Member of the Board of Directors of the Company.

Terry Wilshire is currently responsible for Global Risk assessment and Corporate Social Responsibility at Instadose Pharm Corp. Mr. Wilshire has over 40 years’ experience in Enterprise Risk analysis, management and design, Fraud mitigation, Big Data, Customer/Vendor and Market strategies. Most recently, Mr. Wilshire served as Director at TransUnion of Canada for 25 years and was designated the only Industry Expert in North America. Prior to that he held roles of increasing responsibility at Dun and Bradstreet for 15 years including Regional Director. He has served and chaired many different industry boards. Mr. Wilshire holds a bachelor’s degree from the University of Manitoba and has achieved numerous accomplishments/ awards over the years in Risk and Fraud Guardianship, Marketing, Credit, Identity Management, Risk based pricing solutions, Revenue over-achievement and background screening.

Robert Dickenson is the co-founder and president of the Canadian Auto Auction Group, now ADESA Canada. He built a successful chain of 10 standalone state-of-the-art facilities amid hundreds of acres of surrounding land across Canada and in the United States. His clients in this enterprise, known as the stock exchange of the auto industry, included automobile manufacturers, captive finance, financial institutions, and automobile dealers. Robert Dickenson is an award-winning auctioneer of standardbred racehorses, automobiles, and other highly valued commodities. His keen judgement and sense of fairness render him an asset in any negotiation or business transaction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	DIRECTORS RESOLUTIONS, dated October 9, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mikrocoze Inc.

Date: November 5, 2020		/s/ Terry Wilshire
	By:	Terry Wilshire
	Title:	President

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EXHIBIT INDEX

Exhibit No.

99.1	DIRECTORS RESOLUTIONS, dated October 9, 2020.

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